                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                               SUMmedia.com, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

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   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

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   (2)  Form, Schedule or Registration Statement No.:

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   (3)  Filing Party:

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   (4)  Date Filed:

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

                               [SUMMEDIA.COM LOGO]

June 9, 2000

Dear Fellow Shareholder:

This year's Annual Meeting of Shareholders of SUMmedia.com Inc., a Colorado corporation (the "Company"), will be held at Suite 1200, 1055 West Hastings Street, Vancouver, British Columbia, Canada on July 17, 2000 at 10:30 a.m., local time. You are cordially invited to attend. The matters to be considered at the meeting are described in the attached Proxy Statement and Notice of Annual Meeting of Shareholders. The Company's Board of Directors recommends that you vote: (i) FOR the election of management's seven nominees to serve as Class I, II and III Directors of the Company, (ii) FOR the ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending December 31, 2000, and (iii) FOR the approval of the Company's 1999 Stock Option Plan.

To be certain that your shares are voted at the Annual Meeting, whether or not you plan to attend in person, you should sign, date and return the enclosed proxy as soon as possible. Your vote is important. At the Annual Meeting, I will review the Company's activities during the past year and its plans for the future. Shareholders will be given the opportunity to address questions to the Company's management. I hope you will be able to join us.

     Sincerely,

     /s/ Grant M. Petersen
     --------------------------------
     Grant M. Petersen
     CEO and Chairman of the Board

                                SUMMEDIA.COM INC.
                            NOTICE OF ANNUAL MEETING
                                 OF SHAREHOLDERS

                           to be held on July 17, 2000

TO THE SHAREHOLDERS OF SUMMEDIA.COM INC.:

Notice is hereby given that the Annual Meeting of Shareholders of SUMmedia.com Inc., a Colorado corporation (the "Company"), will be held at 10:30 a.m., local time, on July 17, 2000, at Suite 1200, 1055 West Hastings Street, Vancouver, British Columbia, Canada for the following purposes:

     1. To elect Class I, II and III Directors to hold office for periods of three, two and one-year terms, respectively, expiring at the relevant Annual Meeting of Shareholders or until the election and qualification of their respective successors;
     2. The ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending December 31, 2000;
     3.  To approve the Company's 1999 Stock Option Plan; and
     4. To transact such other business as may properly come before the meeting.

The Board of Directors has fixed the close of business on June 8, 2000 as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting. Only shareholders of record as of the close of business on such date are entitled to notice of and to vote at the meeting.

We encourage you to take part in the affairs of your Company either in person or by executing and returning the enclosed proxy.

By Order of the Board of Directors,

     /s/ David R. Lewis
     -----------------------------
     David R. Lewis
     Chief Financial Officer, Secretary and Treasurer

June 9, 2000

     SHAREHOLDERS UNABLE TO ATTEND THIS MEETING ARE URGED TO DATE AND SIGN THE ENCLOSED PROXY AND TO RETURN IT IN THE ENCLOSED ENVELOPE.

                                SUMMEDIA.COM INC.
                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                           to be held on July 17, 2000

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of SUMmedia.com Inc., a Colorado corporation (the "Company"), for use at the Annual Meeting of Shareholders of the Company to be held on July 17, 2000 at 10:30 a.m., local time, at Suite 1200, 1055 West Hastings Street, Vancouver, British Columbia, Canada and at any adjournment thereof.

A shareholder submitting the enclosed proxy may revoke it at any time before his or her vote is cast at the Annual Meeting by delivery to the Secretary of the Company of a written notice of termination of the proxy's authority or of a duly executed proxy or ballot bearing a later date. Shares entitled to vote and represented by properly completed proxies received prior to the Annual Meeting and not revoked will be voted in the manner directed by the shareholder granting such proxy. If no direction is made, the shares represented by the proxy will be voted as recommended by the Board of Directors. This Proxy Statement is being transmitted or delivered to holders of the Company's Common Stock ("Common Stock") beginning on or before June 16, 2000, together with the Company's 1999 Annual Report to Shareholders.

Only shareholders of record at the close of business on June 8, 2000 are entitled to notice of and to vote at the Annual Meeting or at any adjournment thereof. As of such date, there were 18,889,700 shares of Common Stock outstanding. Each share is entitled to one vote. Cumulative voting is not permitted. Shares voted as abstentions on any matter (or a "withhold vote for" as to a Director or the ratification of the Company's independent accountants) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the Annual Meeting and as not voted, although present and entitled to vote, for purposes of determining the approval of each matter as to which the shareholder has abstained. If a broker submits a proxy that indicates the broker does not have discretionary authority as to certain shares to vote on one or more matters, those shares will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the meeting, but will not be considered as present and entitled to vote with respect to such matters. The Company's bylaws provide that the holders of not less than a majority of the shares entitled to vote at any meeting of shareholders, present in person or represented by proxy, shall constitute a quorum.

All expenses in connection with the solicitation of proxies will be paid by the Company. The Company has not yet incurred any expenses related to this Proxy Statement, and any such expenses are expected to be minimal. In addition to solicitation by mail, officers, directors and regular employees of the Company, who will receive no extra compensation for their services, may solicit proxies by telephone calls or facsimile transmissions.

The Company's principal executive offices are located at 1055 West Hastings Street, Suite 1200, Vancouver, British Columbia, Canada, V6E 2E9.

                      ACTIONS TO BE TAKEN UNDER THE PROXIES

I. ELECTION OF DIRECTORS

The business and affairs of the Company are managed under the direction of its Board of Directors, which is comprised of seven members. Jihong Zhang, an incumbent director, has not been nominated as a Director at the Annual Meeting. The Board of Directors will be divided into three classes, and the members of each class are initially elected to serve a one, two or three-year term, with the terms of office of each class ending in successive years. The term of each of the Directors expires at the Annual Meeting.

Class I, II and III Directors will be elected at the Annual Meeting, each to hold office until the expiration of his term, or until his successor is elected and qualified, or until his earlier death, resignation or retirement. Grant M. Petersen and John E. Veltheer are nominees for Class I Directors, Arvid C. Petersen and Philip Kunsberg are nominees for Class II Directors and, Johnson Chan, Derrick Bulawa and Frank Palmer are nominees for Class III Directors. Each of such nominees is an incumbent director whose current term expires at the 2000 Annual Meeting. The persons named as proxies in the enclosed form of proxy will vote the proxies received by them for the election of Grant M. Petersen and John E. Veltheer as Class I Directors, Arvid C. Petersen and Philip Kunsberg as Class II Directors, and Johnson Chan, Derrick Bulawa and Frank Palmer as Class III Directors.

The Board of Directors recommends a vote FOR the election of Grant M. Petersen and John E. Veltheer as Class I Directors, Arvid C. Petersen and Philip Kunsberg as Class II Directors, and Johnson Chan, Derrick Bulawa and Frank Palmer as Class III Directors.

The affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting is required for the election of Grant M. Petersen and John E. Veltheer as Class I Directors, Arvid C. Petersen and Philip Kunsberg as Class II Directors and Johnson Chan, Derrick Bulawa and Frank Palmer as Class III Directors.

Information regarding the Directors of the Company is set forth below:

NAME                                    AGE                                    EXPIRATION OF TERM
----                                    ---                                    ------------------
Grant M. Petersen (1)                   43                                     2000
John E. Veltheer  (1)                   34                                     2000
Philip Kunsberg (1) (2)                 50                                     2000
Johnson Chan (3)                        33                                     2000
Arvid C. Petersen                       48                                     2000
Derrick Bulawa (3)                      36                                     2000
Frank Palmer (2)                        59                                     2000
Jihong Zhang (4)                        32                                     2000

-------------
(1) Member of the Executive Committee of the Board of Directors.
(2) Member of the Audit Committee of the Board of Directors.
(3) Member of the Compensation Committee of the Board of Directors.
(4) Ms. Zhang has not been nominated as a director at the Annual Meeting.

DIRECTORS WHOSE TERMS WILL EXPIRE IN 2000

GRANT M. PETERSEN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

Mr. Petersen, founder of SUMmedia.com, has been the Chief Executive Officer and a Director of SUMmedia.com since August 1999. Mr. Petersen brings over 25 years of entrepreneurial successes, ranging from the construction industry to the automotive sector, to his role.

JOHN E. VELTHEER
PRESIDENT AND DIRECTOR

Dr. Veltheer has been the President and a Director of the SUMmedia.com since August 1999. From 1998 to June 1999, Dr. Veltheer was manager of shareholder relations at Softwex Technologies Inc., a Vancouver, British Columbia-based software company, and remains the principal of Iridium Capital, a Vancouver-based venture capital company. From September 1996 to 1998, he worked on a consulting basis with numerous technology companies providing investor relations, business planning and financial analysis services. From September 1995 to September 1996, Dr. Veltheer was a research associate at the University of British Columbia. From September 1993 to August 1995, he was a post-doctoral fellow at the University of California, Berkeley. Dr. Veltheer has a Ph.D. in Chemistry from University of British Columbia.

PHILIP KUNSBERG
DIRECTOR

Mr. Kunsberg has been a Director of SUMmedia.com since January 2000. Mr. Kunsberg is Managing Director and General Counsel of Hollinger Digital Inc., the venture capital subsidiary of Hollinger International Inc. Since May 1997, Mr. Kunsberg has been Executive Vice President and General Counsel of Hollinger Digital and Vice


--------------------------------------------------------------------------------

President (Legal). He is a member of the Board of Directors and the Executive Committee of Hollinger Digital Inc. and serves on the board of several Internet and new media companies. Before joining Hollinger, Mr. Kunsberg spent five years at the Los Alamos National Laboratory in New Mexico, where his work focused on computer modeling of complex systems and system dynamics analysis. During that time, Mr. Kunsberg founded and acted as Executive Director of the Technology Institute, a non-profit organization in Los Alamos dedicated to promoting international collaboration in science and technology. Mr. Kunsberg received Juris Doctor, Master of Arts in Philosophy, and Bachelor of Arts degrees from Yale University.

JOHNSON CHAN
DIRECTOR

Mr. Chan has been a Director of SUMmedia.com since November 1999. Based in Hong Kong, Mr. Chan is the chairman of GlobalNet Communications, a multinational information technology group that has offices in Asia and North America. Mr. Chan has a strong background in the Internet and wireless communications and was the founder of one of the first Internet Service Providers in Hong Kong, SUNDAY Communications Ltd. (NASDAQ: SDAY), a Hong Kong-based wireless communications and internet services company with approximately 300,000 subscribers. In addition to his responsibilities at GlobalNet, Mr. Chan is a Director of SUNDAY. Educated in North America, Mr. Chan received a Bachelors degree in Accounting from York University.

ARVID C. PETERSEN
DIRECTOR

Mr. Petersen has been a Director of SUMmedia.com since February 2000. Since 1995, Mr. Petersen has been the Managing Director and a co-owner of Study Group Australia PTY. Limited, Australia's second largest private provider of education and training. Mr. Petersen graduated from British Columbia Institute of Technology.

DERRICK BULAWA
DIRECTOR

Mr. Bulawa has been a Director of SUMmedia.com since February 2000. Mr. Bulawa is the CEO of e-KONG Group Limited, a Hong Kong-based company. Since 1998, Mr. Bulawa has been the Chief Operating Officer of Unifi Communications Inc., a Hong Kong-based company. From 1995 to 1999, Mr. Bulawa was the President of East Asian operations of Unifi Communications Inc. Mr. Bulawa received a Bachelor of Science degree in electronic engineering technology from Devry Institute of Technology.

FRANK PALMER
DIRECTOR

Mr. Palmer has been a Director of SUMmedia.com since November 1999. Since 1998, Mr. Palmer has been the Chairman and Chief Executive Officer of DDB Canada Group (a division of Omnican Canada Inc.). He has been President of Palmer Jarvis DDB (since DDB's merger with Palmer Jarvis) since 1998 and was President of Palmer Jarvis (which he co-founded) from its inception in 1969. All of these companies are in the advertising business. Mr. Palmer graduated from Vancouver School of Art.

JIHONG ZHANG
DIRECTOR

Ms. Zhang has been a Director of SUMmedia.com since August 1999. Ms. Zhang was Vice President, Offshore Expansion and Corporate Development from August 1999 until December 1999. From 1991 to 1999, Ms. Zhang founded and managed a number of high-tech companies in China. Ms. Zhang received a modern physics degree from the University Science and Technology in China. See "Certain Relationships and Related Transactions" on page 11.


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                                                                               3

II. RATIFICATION OF INDEPENDENT ACCOUNTANTS

The Board of Directors has appointed PricewaterhouseCoopers LLP as the Company's independent accountants for the year ending December 31, 2000. PricewaterhouseCoopers has no relationship with the Company other than that arising from its engagement as independent accountants. Representatives of PricewaterhouseCoopers will be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

The Board of Directors recommends a vote FOR the ratification of the appointment of PricewaterhouseCoopers as the Company's independent accountants for the year ending December 31, 2000. The affirmative vote of a majority of the outstanding shares of Common Stock represented at the Annual Meeting is required to ratify the appointment.

III. APPROVAL OF THE ADOPTION OF 1999 STOCK OPTION PLAN

The Board of Directors previously approved the 1999 Stock Option Plan (the "1999 Stock Option Plan"). A copy of the 1999 Stock Option Plan is attached to this Proxy Statement as Exhibit A. The following is a brief summary of the 1999 Stock Option Plan, which is qualified in its entirety by reference to Exhibit A.

GENERAL

Options granted under the 1999 Stock Option Plan are nonstatutory and incentive stock options under the U.S. Internal Revenue Code 1986, as amended. The purpose of the 1999 Stock Option Plan is to advance the interests of the Company and its stockholders by aiding the Company in attracting and retaining personnel capable of assuring the future success of the Company, to offer such personnel incentives to put forth maximum efforts for the success of the Company's business and to afford such personnel an opportunity to acquire a proprietary interest in the Company.

AMOUNT OF COMMON STOCK SUBJECT TO OPTIONS UNDER THE 1999 STOCK OPTION PLAN.

The 1999 Stock Option Plan currently provides for the grant of stock options covering an aggregate 2,900,000 shares of Common Stock. The number of shares of Common Stock subject to options is subject to equitable adjustments for any stock dividends, stock splits, reverse stock splits, combinations, recapitializations, reclassifications or any other similar changes which may be required in order to prevent dilution. Any option which is not exercised prior to expiration or which otherwise terminates will thereafter be available for further grant under the 1999 Stock Option Plan. As of May 31, 2000, there were 2,899,700 options outstanding under the 1999 Stock Option Plan.

ADMINISTRATION

The 1999 Stock Option Plan will be administered by the Compensation Committee appointed by the Board of Directors consisting of members of the Board of Directors (the "Committee"). Subject to the conditions set forth in the 1999 Stock Option Plan, the Compensation Committee has full and final authority to determine the number of shares to be represented by each option, the individuals to whom and the time or times at which such options shall be granted and exercisable, their exercise prices and the terms and provisions of the respective agreements to be entered into at the time of the grant. The 1999 Stock Option Plan is intended to be flexible and a significant amount of discretion is vested in the Compensation Committee with respect to all aspects of the options to be granted under the 1999 Stock Option Plan.

NEW PLAN BENEFITS: 1999 STOCK OPTION PLAN

The Company's Executive Group as a whole received options for 280,000 shares at an exercise price of $3.44/share and options for 730,000 shares at an exercise price of $3.125/share. Grant M. Petersen, Chairman and Chief Executive Officer, received options for 280,000 shares at an exercise price of $3.44/share. John E. Veltheer, President, received options for 200,000 shares at an exercise price of $3.125/share. David R. Lewis, Chief Financial Officer, received options for 180,000 shares at an exercise price of $3.125/share. Andre Dragon, Chief Operating Officer received options for 150,000 shares at an exercise price of $3.125/share. Jihong Zhang, Vice-President,


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                                                                               4

Offshore Expansion and Corporate Development, received options for 200,000 shares at an exercise price of $3.125/share. The Non-Executive Director Group as a whole received options for 300,000 shares at an exercise price of $3.125/share, 50,000 shares at an exercise price of $3.25/share, 50,000 shares at an exercise price of $5.25/share, and 200,000 shares at an exercise price of $7.25/share. The Non-Executive Officer Employee Group received options for 1,289,700 shares at varying exercise prices.

PARTICIPANTS

Incentive options may be granted under the 1999 Stock Option Plan only to persons who are employees of the Company or any of its subsidiaries. Nonstatutory options may be granted to non-employee Directors, consultants and others. As of May 31, 2000, the Company and all its subsidiaries had approximately 200 employees. As of May 31, 2000, incentive stock options had been granted to purchase 2,899,700 shares of the Company's Common Stock at exercise prices ranging from $3.125 U.S. to $10.00 U.S. per share through March 31, 2010, all of which were outstanding and were granted to employees and directors of the Company and its subsidiaries. Of such options, options to purchase approximately 695,928 shares were exercisable on May 31, 2000. The maximum number of shares of stock that may be covered by options granted to any eligible participant under the 1999 Stock Option plan is 280,000 shares.

EXERCISE PRICE

The exercise price of each nonstatutory option granted under the 1999 Stock Option Plan will be determined by the Compensation Committee. The exercise price of each incentive option granted under the 1999 Stock Option Plan will, in no event, be less than 100% (110% in the case of a person who owns directly or indirectly more than 10% of Common Stock) of the fair market value of the Company's shares on the date of grant. The exercise price of each nonstatutory option granted under the 1999 Stock Option Plan, will, in no event, be less than 85% of the fair market value of the Company's shares on the date of grant. Fair market value is determined by the Board of Directors or the Committee in accordance with the 1999 Stock Option Plan and such determination is binding upon the Company and upon the holder. The closing sale price of the Common Stock on June 6, 2000, was $3.593 per share.

TERMS OF OPTIONS

Options may be granted for a term of up to ten (10) years (or five (5) years in the case of incentive options granted to a person who owns directly or indirectly more than 10% of the Company's outstanding Common Stock), which may extend beyond the term of the 1999 Stock Option Plan.

NONTRANSFERABILITY

Options granted under the 1999 Stock Option Plan are not transferable or assignable, other than by will or law of descent and distribution and, during the lifetime of the holder, incentive options are exercisable only by the holder.

AMENDMENT AND TERMINATION

The Compensation Committee may at any time and from time to time amend or terminate the 1999 Stock Option Plan, but may not, without the approval at a stockholders' meeting or representing a majority of the voting power present at a stockholders' meeting and entitled to vote thereon, or by unanimous consent of the stockholders, amend the 1999 Stock Option Plan in a manner that would (i) cause Rule 16(b)-3 to become unavailable with respect to the 1999 Stock Option Plan; (ii) violate the rules or regulations of the Nasdaq market, any other securities exchange or the National Association of Securities Dealers, Inc. that are applicable to the Company; or (iii) cause the Company to be unable, under the Internal Revenue Code of 1986, as amended, to grant incentive stock options under the 1999 Stock Option Plan. No amendment or termination of the 1999 Stock Option Plan by the Compensation Committee may alter or impair any of the rights under any option previously granted under the 1999 Stock Option Plan without the holder's written consent.


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                                                                               5

EFFECTIVE DATE AND TERM

Options may be granted under the 1999 Stock Option Plan during its 10-year term, which commenced on November 4, 1999. The 1999 Stock Option Plan is being submitted for ratification by the Company's shareholders at the 2000 Annual Meeting.

CERTAIN US FEDERAL INCOME TAX CONSEQUENCES

Incentive options: the Company believes that, with respect to incentive options granted under the 1999 Stock Option Plan to residents of the US, no income will generally be recognized by an optionee for federal income tax purposes at the time such an option is granted or at the time it is exercised. If the optionee makes no disposition of the shares so received within two years from the date the incentive option was granted and one year from the receipt of the shares pursuant to the exercise of the incentive option, the optionee will generally recognize long-term capital gain or loss upon disposition of the shares.

If the optionee disposes of shares acquired by exercise of an incentive option before the expiration of the applicable holding period, any amount realized from such a disqualifying disposition will be taxable as ordinary income in the year of disposition, generally to the extent that the lesser of the fair market value of the shares on the date the option was exercised or the fair market value at the time of such disposition exceeds the exercise price. Any amount realized upon such a disposition in excess of the fair market value of the shares on the date of exercise generally will be treated as long-term or short-term capital gain, depending on the holding period of the shares. A disqualifying disposition will include the use of shares acquired upon exercise of an incentive option in satisfaction of the exercise price of another option prior to the satisfaction of the applicable holding period.

The Company will not be allowed a deduction for federal income tax purposes at the time of the grant or exercise of an incentive option. At the time of a disqualifying disposition by an optionee, the Company will be entitled to a deduction for federal income tax purposes equal to the amount taxable to the optionee as ordinary income in connection with such disqualifying disposition (assuming that such amount constitutes reasonable compensation).

CERTAIN CANADIAN FEDERAL INCOME TAX CONSEQUENCES

Incentive options: the Company believes that, with respect to incentive options granted under the 1999 Stock Option Plan to residents of Canada, no income will be recognized by an optionee for federal income tax purposes at the time such an option is granted. At the time the option is exercised, an employment benefit equal to the fair market value of the stock at the date of exercise less the exercise price will be realized by the optionee. The Company believes that the optionee will be entitled to a deduction of one-third of this employment benefit, which results in the employment benefit being taxed similar to a capital gain. At the time the stocks are disposed, the optionee will realize a capital gain (loss) to the extent that the proceeds received exceed (are less than) the fair market value at the exercise date.

The Canadian subsidiary of the Company will not be allowed a deduction for Canadian federal income tax purposes at any time for amounts related to stock option compensation.

NONSTATUTORY OPTIONS

The Company believes that the grant of a nonstatutory option under the 1999 Stock Option Plan will not be subject to federal income tax. Upon exercise, the optionee generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction for federal income tax purposes (assuming that such compensation is reasonable), in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. Gain or loss on the subsequent sale of shares received on exercise of a nonstatutory option generally will be long term or short term capital gain or loss, depending on the period of the shares.

The Board of Directors recommends a vote FOR the approval of the 1999 Stock Option Plan. The affirmative vote of a majority of the outstanding shares of Common Stock represented at the Annual Meeting is required to approve the 1999 Stock Option Plan.


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                                                                               6

MEETINGS OF THE BOARD OF DIRECTORS AND CERTAIN COMMITTEES

During the fiscal year ended December 31, 1999, the Board of Directors did not hold any meetings. The Board of Directors and its committees also may act from time to time by unanimous written consent in lieu of meetings. The Board of Directors did not act by written consent during the 1999 fiscal year.

As of May 2000, the Company created standing Audit, Compensation and Executive Committees, each of which have the current membership as indicated in the director table on page two hereof. The Board of Directors has no standing nominating committee.

The Audit Committee is intended to aid management in the establishment and supervision of the Company's financial controls, to evaluate the scope of the annual audit, to review audit results, to consult with management and the Company's independent accountants prior to the presentation of financial statements to shareholders, to initiate, as appropriate, inquiries into aspects of the Company's financial affairs and to perform such other functions as the Board of Directors may direct.

As the Audit Committee was created in May 2000, it has not yet had an opportunity to review and discuss the audited financial statements with management, to discuss with the independent accountants the matters required to be discussed by SAS 61, as may be modified or supplemented, or to discuss with the independent accountants the independent accountants' independence based on the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, as may be modified or supplemented. Similarly, the Audit Committee has not yet had an opportunity to make any recommendation to the Board of Directors regarding inclusion of the audited financial statements in the company's Annual Report on Form 10-KSB. The Board of Directors has not adopted a written charter for the Audit Committee.

The Compensation Committee is intended to make recommendations to the Board of Directors concerning salaries and incentive compensation for the Company's officers and employees, to administer the Company's 1999 Stock Option Plan and to perform such other functions as the Board of Directors may direct.

The Executive Committee is authorized to exercise certain of the powers of the Board of Directors, subject to ratification by the full Board of Directors, and will meet as needed, usually in situations where it is not feasible to take action by the full Board of Directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires executive officers and directors and persons who beneficially own more than 10% of the Common Stock to file initial reports of ownership on Form 3 and reports of changes in ownership on Forms 4 and 5 with the SEC. Executive officers, directors, and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they file.

Based solely on a review of the copies of such forms furnished to the Company, each of Company's directors, officers and beneficial owners of more than 10% of the Common Stock have filed all forms required by Section 16 of the Exchange Act in fiscal 1999, except Jihong Zhang, Derrick Bulawa and Johnson Chan, who failed to file Forms 3.

EXECUTIVE OFFICERS

NAME AND POSITION                                                           AGE          HELD POSITION SINCE
-----------------                                                           ---          -------------------
Grant M. Petersen, Chairman of the Board and Chief Executive Officer         43                  1999
Dennis Molloy, Co-Chairman of the Board                                      46                  1999
John E. Veltheer, President and Director                                     34                  1999
David R. Lewis, Chief Financial Officer                                      55                  1999
Andre Dragon, Chief Operating Officer                                        41                  1999
David R. Noble, Chief Information Officer                                    38                  1999

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                                                                               7

EXECUTIVE COMPENSATION

During the year ended December 31, 1998, no executive officer of the Company received any compensation. The following table sets forth information concerning compensation earned in the years ended December 31, 1999 and December 31, 1998 by Patrick Brooks, SUMmedia.com's President and only officer to June 1999, and by Julia A. Petersen, the Company's President and only officer from June 1999 to August 1999. The following table also sets forth information concerning compensation earned by the Company's Chief Executive Officer ("CEO") in fiscal year 1999 and the Company's four most highly compensated executive officers, other than the CEO (collectively, with the CEO, the "Named Executive Officers"), who were serving as executive officers for fiscal year 1999. The information in the table includes salaries, bonuses, stock options granted and other miscellaneous compensation.

SUMMARY COMPENSATION TABLE

                                             ANNUAL                              LONG-TERM
                                          COMPENSATION                     COMPENSATI0N AWARDS
                                      ----------------------             --------------------------    ALL OTHER
                                                  SALARY        BONUS       SECURITIES UNDERLYING     COMPENSATION
    NAME AND PRINCIPAL POSITION         YEAR      ($)(1)       ($)(2)            OPTIONS (#)               ($)
------------------------------------- ---------------------- ----------- -------------------------- -----------------
Patrick Brooks, President              1999           --         --                     --                     --
to June 1999(3)                        1998           --         --                     --                     --

Julia A. Petersen, President(4)        1999           --         --                     --                     --
June 1999 to August 1999

Grant M. Petersen, Chairman and        1999       90,789         --                280,000                     --
Chief Executive Officer from
August 1999(5)

John E. Veltheer, President            1999       84,852         --                200,000                     --

David R. Lewis, Chief Financial        1999       64,562         --                180,000                     --
Officer

Andre Dragon, Chief Operating          1999       44,388         --                150,000                     --
Officer

Jihong Zhang, Vice President,          1999       36,660         --                200,000                     --
Offshore Expansion and
Corporate Development

---------------
(1)  Actual salary earned in each respective fiscal year.
(2)  Actual bonus earned in each respective fiscal year.
(3) Mr. Brooks did not receive any compensation in 1998 or 1999 as the Company was inactive and Mr. Brooks did not actively conduct any day-to-day operations. The fair value of his services is considered to be zero.
(4) Julia A. Petersen is the spouse of Grant M. Petersen. Ms. Petersen did not receive any compensation in 1999 as the Company was inactive until the share exchange with SUM Media Corp. Ms. Petersen had no active day-to-day duties. Subsequent to the share exchange, Ms. Petersen ceased to be an officer of the Company. The fair value of her services is considered to be zero.
(5) Mr. Petersen's salary was paid to 505362 British Columbia Ltd., a company wholly owned by Mr. Petersen and his spouse, Julia A. Petersen.

OPTION GRANTS IN 1999

The following table summarizes individual grants of stock options made during the 1999 fiscal year to each of the Named Executive Officers:


--------------------------------------------------------------------------------
                                                                               8

OPTION GRANTS IN 1999 FISCAL YEAR

                                                                                          POTENTIAL REALIZABLE VALUE
                           NUMBER OF                                                      AT ASSUMED ANNUAL RATES OF
                           SECURITIES      PERCENT OF TOTAL     EXERCISE                   STOCK PRICE APPRECIATION
                           UNDERLYING       OPTIONS GRANTED     0R BASE                          FOR OPTION TERM
                             OPTIONS        TO EMPLOYEES IN      PRICE      EXPIRATION   ------------------------------
          NAME             GRANTED (#)        FISCAL YEAR        ($/SH)        DATE         5% ($)          10% ($)
----------------------- ------------------ ------------------- ----------- ------------- -------------- ---------------
Grant M. Petersen                 280,000        12.18%            $3.44          2004        266,114         588,043
John E. Veltheer                  200,000         8.70%             3.125         2009        393,059         996,089
David R. Lewis                    180,000         7.83%             3.125         2009        353,753         896,480
Andre Dragon                      150,000         6.52%             3.125         2009        294,764         747,067
Jihong Zhang                      200,000         8.70%             3.125         2009        393,059         996,089

OPTION EXERCISES IN 1999 AND FISCAL YEAR-END OPTION VALUE

The following table summarizes, on an aggregate basis, each exercise of stock options during the 1999 fiscal year by each of the Named Executive Officers and the 1999 fiscal year-end value of their unexercised options.

AGGREGATED OPTION EXERCISES IN 1999 FISCAL YEAR

                                                        NUMBER OF SECURITIES           VALUE OF UNEXERCISED IN-THE
                           SHARES                       UNDERLYING UNEXERCISED         MONEY OPTIONS AT FISCAL YEAR
                          ACQUIRED        VALUE     OPTIONS AT FISCAL YEAR END (#)                END ($)
                         ON EXERCISE    REALIZED    -------------------------------- ---------------------------------
         NAME                (#)           ($)        EXERCISABLE    UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
----------------------- -------------- ------------ --------------- ---------------- ---------------- ----------------
Grant M. Petersen             0              0              67,200          212,800          436,800        1,383,200
John E. Veltheer              0              0              48,000          152,000          312,000          988,000
David R. Lewis                0              0              43,200          136,800          280,800          889,200
Andre Dragon                  0              0              36,000          114,000          234,000          741,000
Jihong Zhang                  0              0              48,000          152,000          312,000          988,000

COMPENSATION OF DIRECTORS

Directors of the Company have not historically received cash compensation for their services as Directors or members of committees of the Board of Directors, but are reimbursed for their reasonable expenses incurred in attending meetings of the Board of Directors.

EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL ARRANGEMENTS

In June 1999, the Company entered into an employment agreement with Andre Dragon pursuant to which he is entitled to a base salary of $100,000 (CDN). Under this agreement, if Mr. Dragon is terminated other than for cause, he will be entitled to the payment equal to three months of his base salary.

BENEFICIAL OWNERSHIP OF SHARES

The following table sets forth information with respect to beneficial ownership of Common Stock as of May 31, 2000 for:

o each person or entity known by the Company to beneficially own more than 5% of its outstanding Common Stock;
o    each of its directors and named executive officers; and
o    all of the Company's directors and Named Executive Officers as a group.

Unless otherwise indicated by footnote, the address for each of the individuals listed in the table is care of SUMmedia.com, 1200 - 1055 West Hastings Street, Vancouver, British Columbia, V6E 2E9, Canada. Unless


--------------------------------------------------------------------------------
                                                                               9
otherwise indicated by footnote, the persons named in the table has sole voting and sole investment power with respect to all shares of Common Stock shown as beneficially owned by him or her.


     NAME AND ADDRESS OF BENEFICIAL OWNER OR
           NAME OF OFFICER OR DIRECTOR                     AMOUNT OF BENEFICIAL OWNERSHIP          PERCENT OF CLASS(1)
----------------------------------------------------- ----------------------------------------- ---------------------------
Grant M. Petersen(2)                                                  4,951,493                           26.2%
John E. Veltheer(3)                                                     163,000                             *
Philip Kunsberg(4)                                                       60,000                             *
Frank Palmer(5)                                                          58,100                             *
Derrick Bulawa(6)                                                        12,000                             *
Arvid C. Petersen(7)                                                     36,500                             *
Johnson Chan(8)                                                          24,000                             *
Jihong Zhang (9)                                                         48,000                             *
All Officers and Directors as a group (7 persons)                     5,290,093                           28.0%
Dennis Molloy(10)                                                     4,932,293                           26.1%
e-Kong Services Limited(11)                                           2,016,000                           10.7%
Hollinger Digital Inc.(12)                                            2,000,000                           10.6%

--------------------
 *   Less than one percent.
(1) Percentage of beneficial ownership is based on 18,889,700 shares of Common Stock issued and outstanding as of May 31, 2000.
(2) Includes stock options for 67,200 shares currently exercisable, or exercisable within 60 days and warrants for 500,000 shares currently exercisable or exercisable within 60 days. Includes 3,029,294 shares owned of record on August 6, 1999 by nominees for Mr. Petersen as to which shares Mr. Petersen possesses sole voting and investment powers. None of such nominee relationships were initially embodied in formal written agreements. Mr. Petersen subsequently obtained stock powers covering 786,439 shares formerly owned of record by certain of the nominees.
(3) Includes options for 48,000 shares currently exercisable or exercisable within 60 days.
(4) Mr. Kunsberg's address is Suite 600, 270 Lafayette St., New York, NY. Includes options for 60,000 shares currently exercisable or exercisable within 60 days.
(5)  Mr. Palmer's address is Suite 600, 777 Hornby St., Vancouver, BC.
(6) Mr. Bulawa's address is Suite 2101-3, K. Wah Centre, 191 Java Road, North Point, Hong Kong. Includes options for 12,000 shares currently exercisable or exercisable within 60 days.
(7) Mr. Petersen's address is 6 Carrington Ave., Mosman, NSW, Australia. Includes options for 24,000 shares currently exercisable or exercisable within 60 days.
(8) Mr. Chan's address is Suite 1276, 1 Trademart Drive, Kowloon Bay, Hong Kong. Includes options for 24,000 shares currently exercisable or exercisable within 60 days.
(9) To the Company's knowledge, Ms. Zhang's shareholdings consist of this vested portion of her stock options. Refer to "Section 16(a) Beneficial Ownership Reporting Compliance" on page 7.
(10) Mr. Molloy's address is 24446 80th Avenue, Langley, British Columbia, Canada. Includes 48,000 shares underlying stock options currently exercisable, or exercisable within 60 days and warrants for 500,000 shares currently exercisable or exercisable within 60 days. Includes 3,029,294 shares owned of record on August 6, 1999 by nominees for Mr. Molloy as to which shares Mr. Molloy possesses sole voting and investment powers. None of such nominee relationships were initially embodied in formal written agreements. Mr. Molloy subsequently obtained stock powers covering 786,439 shares formerly owned of record by certain of the nominees.
(11) e-Kong Services Limited's address is Suite 2101-3, K. Wah Centre, 191 Java Road, North Point, Hong Kong. Includes warrants for 1,008,000 shares currently exercisable or exercisable within 60 days. e-Kong Services Limited is a wholly owned subsidiary of e-Kong Group Limited, a company traded on the Hong Kong Stock Exchange. The address of e-Kong Group Limited is Suite 2101-3 K. Wah Center 191 Java Point, Hong Kong.
(12) Hollinger Digital Inc.'s address is Suite 600, 270 Lafayette St., New York, NY. Includes warrants for 1,000,000 shares currently exercisable or exercisable within 60 days. Hollinger Digital Inc. is a wholly owned subsidiary of Hollinger International Inc., a company traded on the New York Stock Exchange. Hollinger International Inc. is partially owned, and controlled by Hollinger Inc., a company traded on the Toronto Stock Exchange.


--------------------------------------------------------------------------------
                                                                              10

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the year ended December 31, 1999, Grant M. Petersen, the Chief Executive Officer and a Director of the Company and Dennis Molloy, Co-Chairman together loaned SUMmedia.com $56,436 without interest and without stated terms of repayment.

During the fiscal year ended December 31, 1999, the Company paid $133,458 for management consulting and related services to 505362 British Columbia Ltd., wholly owned by Mr. Petersen and his spouse Julia A. Petersen.

Arvid C. Petersen is the brother of Grant M. Petersen.

On January 31, 2000, Jihong Zhang, a former officer and an incumbent director of the Company, commenced legal proceedings by filing a Writ of Summons in the Supreme Court of British Columbia, Canada against SUMmedia.com Inc., SUM Media Corp. and Grant Petersen, Chairman of the Board and Chief Executive Officer. In her suit, Ms. Zhang alleges that the defendants failed to pay her compensation amounting to 150,000 restricted and 100,000 unrestricted shares of Common Stock and option to purchase 200,000 shares of Common Stock. In addition, Ms. Jihong claims wrongful breach of her employment contract with the defendants and related tortious acts. Ms. Jihong is seeking costs and such relief as is deemed necessary by the Court.

PROPOSALS OF STOCKHOLDERS

Proposals which stockholders wish to be considered for inclusion in the Proxy Statement and proxy card for the 2001 Annual Meeting of Stockholders must be received by the Secretary of the Company by January 15, 2001 and must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

1999 ANNUAL REPORT TO STOCKHOLDERS

Included with this Proxy Statement is the Company's 1999 Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999. The Company will provide, without charge, an additional copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1999, as required to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, upon written request to David R. Lewis, Secretary, at the Company's principal offices, 1055 W. Hastings St., Suite 1200, Vancouver, BC, V6E 2E9, Canada. Each request must set forth a good faith representation that, as of June 8, 2000, the person making the request was a beneficial owner of the Common Stock. The exhibits to the Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999 may be obtained by any stockholder upon written request to David R. Lewis. The Company's filings can also be found at http://www.sec.gov.

OTHER MATTERS

The Board of Directors knows of no matters other than those that are described in this Proxy Statement that may be brought before the meeting. However, if any other matters are properly brought before the Annual Meeting, persons named in the enclosed proxy or their substitutes will vote in accordance with their best judgment on such matters.

Whether or not you plan to attend the Annual Meeting, please mark, sign, date and promptly return the enclosed proxy in the enclosed return envelope.

     By Order of the Board of Directors,

     /s/ David R. Lewis
     ----------------------------
     David R. Lewis
     Chief Financial Officer, Secretary and Treasurer

Dated:  June 9, 2000


--------------------------------------------------------------------------------
                                                                              11

                        EXHIBIT A: 1999 STOCK OPTION PLAN

                                SUMMEDIA.COM INC.
                             1999 STOCK OPTION PLAN

1.   Purpose; Effectiveness of the Plan.

     (a) The purpose of this Plan is to advance the interests of the Company and its stockholders by helping the Company obtain and retain the services of employees, officers, consultants, and directors, upon whose judgment, initiative and efforts the Company is substantially dependent, and to provide those persons with further incentives to advance the interests of the Company.

     (b) This Plan will become effective on the date of its adoption by the Board, provided the Plan is approved by the stockholders of the Company (excluding holders of shares of Stock issued by the Company pursuant to the exercise of options granted under this Plan) within twelve months before or after that date. If the Plan is not so approved by the stockholders of the Company, any options granted under this Plan will be rescinded and will be void. This Plan will remain in effect until it is terminated by the Board or the Committee (as defined hereafter) under section 9 hereof, except that no ISO (as defined herein) will be granted after the tenth anniversary of the date of this Plan's adoption by the Board. This Plan will be governed by, and construed in accordance with, the laws of the State of Colorado.

2. Certain Definitions. Unless the context otherwise requires, the following defined terms (together with other capitalized terms defined elsewhere in this Plan) will govern the construction of this Plan, and of any stock option agreements entered into pursuant to this Plan:

     (a) "10% Stockholder" means a person who owns, either directly or indirectly by virtue of the ownership attribution provisions set forth in Section 424(d) of the Code at the time he or she is granted an Option, stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company and/or of its subsidiaries;

     (b) "1933 Act" means the federal Securities Act of 1933, as amended;

     (c) "1934 Act" means the federal Securities Exchange Act of 1934, as amended;

     (d) "Board" means the Board of Directors of the Company;

     (e) "Called for under an Option," or words to similar effect, means issuable pursuant to the exercise of an Option;

     (f) "Code" means the Internal Revenue Code of 1986, as amended (references herein to Sections of the Code are intended to refer to Sections of the Code as enacted at the time of this Plan's adoption by the Board and as subsequently amended, or to any substantially similar successor provisions of the Code resulting from recodification, renumbering or otherwise);

     (g) "Committee" means a committee of two or more Disinterested Directors, appointed by the Board, to administer and interpret this Plan; provided that the term "Committee" will refer to the Board during such times as no Committee is appointed by the Board;

     (h) "Company" means Summedia.com Inc., a Colorado corporation;

     (i) "Disability" has the same meaning as "permanent and total disability," as defined in Section 22(e)(3) of the Code;

     (j) "Disinterested Director" means a member of the Board who is not during the period of one year prior to his or her service as an administrator of the Plan, or during the period of such service, granted or awarded

--------------------------------------------------------------------------------
                                                                              12

         Stock, options to acquire Stock, or similar equity securities of the Company under this Plan or any similar plan of the Company;

     (k) "Eligible Participants" means persons who, at a particular time, are employees, officers or directors of the Company or its subsidiaries, and shall include:

         (i) an individual who is considered an employee under the Income Tax Act (Canada) (ie. for whom deductions must be made at source);

         (ii) an individual who is a full-time dependent contractor, that is one who works full-time for the Company providing services normally provided by an employee and is subject to the same control and direction by the Company over the detail and methods of work as an employee of the Company, but for whom income tax deduction are not made at source; and

         (iii) a part-time dependent contractor, that is an individual who works for the Company on a continuing and regular basis for a minimum amount of time per week providing services normally provided by an employee and is subject to the same control and direction by the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions are not made at source;

     (l) "Fair Market Value" means, with respect to the Stock and as of the date an ISO is granted hereunder, the market price per share of such Stock determined by the Committee, consistent with the requirements of
         Section 422 of the Code and to the extent consistent therewith, as follows:

         (i) If the Stock was traded on a stock exchange on the date in question, then the Fair Market Value will be equal to the closing price reported by the applicable composite-transactions report for such date;

         (ii) If the Stock was traded over-the-counter on the date in question and was classified as a national market issue, then the Fair Market Value will be equal to the last-transaction price quoted by the NASDAQ system for such date;

         (iii) If the Stock was traded over-the-counter on the date in question but was not classified as a national market issue, then the Fair Market Value will be equal to the average of the last reported representative bid and asked prices quoted by the NASDAQ system for such date; and

         (iv) If none of the foregoing provisions is applicable, then the Fair Market Value will be determined by the Committee in good faith on such basis as it deems appropriate.

     (m) "ISO" has the same meaning as "incentive stock option," as defined in
         Section 422 of the Code;

     (n) "Just Cause Termination" means a termination by the Company of an Optionee's employment by and/or service to the Company (or if the Optionee is a Director, removal of the Optionee from the Board by action of the stockholders or, if permitted by applicable law and the by-laws of the Company, the other Directors), in connection with the determination by the Company (or of the Company's stockholders if the Optionee is a Director and the removal of the Optionee from the Board is by action of the stockholders, but in either case excluding the vote of the Optionee if he or she is a Director or a stockholder) that the Optionee has engaged in any acts involving dishonesty or moral turpitude or in any acts that materially and adversely affect the business, affairs or reputation of the Company or its subsidiaries;

     (o) "NSO" means any option granted under this Plan whether designated by the Committee as a "non-qualified stock option," a "non-statutory stock option" or otherwise, other than an option designated by the Committee as an ISO, or any option so designated but which, for any reason, fails to qualify as an ISO pursuant to Section 422 of the Code and the rules and regulations thereunder;


--------------------------------------------------------------------------------
                                                                              13

     (p) "Option" means an option granted pursuant to this Plan entitling the option holder to acquire shares of Stock issued by the Company pursuant to the valid exercise of the option;

     (q) "Option Agreement" means an agreement between the Company and an Optionee, in form and substance satisfactory to the Committee in its sole discretion, consistent with this Plan;

     (r) "Option Price" with respect to any particular Option means the exercise price at which the Optionee may acquire each share of the Option Stock called for under such Option;

     (s) "Option Stock" means Stock issued or issuable by the Company pursuant to the valid exercise of an Option;

     (t) "Optionee" means an Eligible Participant to whom Options are granted hereunder, and any transferee thereof pursuant to a Transfer authorized under this Plan;

     (u) "Plan" means this 1999 Stock Option Plan of the Company;

     (v) "QDRO" has the same meaning as "qualified domestic relations order" as defined in Section 414(p) of the Code;

     (w) "Stock" means shares of the Company's Common Stock, $.01 par value;

     (x) "Subsidiary" has the same meaning as "Subsidiary Corporation" as defined in Section 424(f) of the Code;

     (y) "Transfer," with respect to Option Stock, includes, without limitation, a voluntary or involuntary sale, assignment, transfer, conveyance, pledge, hypothecation, encumbrance, disposal, loan, gift, attachment or levy of such Option Stock, including without limitation an assignment for the benefit of creditors of the Optionee, a transfer by operation of law, such as a transfer by will or under the laws of descent and distribution, an execution of judgment against the Option Stock or the acquisition of record or beneficial ownership thereof by a lender or creditor, a transfer pursuant to a QDRO, or to any decree of divorce, dissolution or separate maintenance, any property settlement, any separation agreement or any other agreement with a spouse (except for estate planning purposes) under which a part or all of the shares of Option Stock are transferred or awarded to the spouse of the Optionee or are required to be sold; or a transfer resulting from the filing by the Optionee of a petition for relief, or the filing of an involuntary petition against such Optionee, under the bankruptcy laws of the United States or of any other nation.

     (z) All references to currency in this Plan shall refer to United States dollars.

3. Eligibility. The Company may grant Options under this Plan only to persons who are Eligible Participants as of the time of such grant. Subject to the provisions of sections 4(d), 5 and 6 hereof, there is no limitation on the number of Options that may be granted to an Eligible Participant.

4.   Administration.

     (a) Committee. The Committee, if appointed by the Board, will administer this Plan. If the Board, in its discretion, does not appoint such a Committee, the Board itself will administer this Plan and take such other actions as the Committee is authorized to take hereunder; provided that the Board may take such actions hereunder in the same manner as the Board may take other actions under the Company's Articles of Incorporation and by-laws generally.

     (b) Authority and Discretion of Committee. The Committee will have full and final authority in its discretion, at any time and from time to time, subject only to the express terms, conditions and other provisions of the Company's Articles of Incorporation, by-laws and this Plan, and the specific limitations on such discretion set forth herein:

--------------------------------------------------------------------------------
                                                                              14

         (i) to select and approve the persons who will be granted Options under this Plan from among the Eligible Participants, and to grant to any person so selected one or more Options to purchase such number of shares of Option Stock as the Committee may determine;

         (ii) to determine the period or periods of time during which Options may be exercised, the Option Price and the duration of such Options, and other matters to be determined by the Committee in connection with specific Option grants and Options Agreements as specified under this Plan;

         (iii) to interpret this Plan, to prescribe, amend and rescind rules and regulations relating to this Plan, and to make all other determinations necessary or advisable for the operation and administration of this Plan; and

         (iv)  to delegate all or a portion of its authority under subsections
               (i) and (ii) of this section 4(b) to one or more Directors of the Company who are executive officers of the Company, but only in connection with Options granted to Eligible Participants who are not subject to the reporting and liability provisions of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, and subject to such restrictions and limitations (such as the aggregate number of shares of Option Stock called for by such Options that may be granted) as the Committee may decide to impose on such delegate Directors.

     (c) Limitation on Authority. Notwithstanding the foregoing, or any other provision of this Plan, the Committee will have no authority to grant Options to any of its members, unless such grant is also approved by a majority of the Board of Directors who are not members of the Committee.

     (d) Designation of Options. Except as otherwise provided herein, the Committee will designate any Option granted hereunder either as an ISO or as an NSO. To the extent that the Fair Market Value (determined at the time the Option is granted) of Stock with respect to which all ISOs are exercisable for the first time by any individual during any calendar year (pursuant to this Plan and all other plans of the Company and/or its subsidiaries) exceeds $100,000, such option will be treated as an NSO. Notwithstanding the general eligibility provisions of section 3 hereof, the Committee may grant ISOs only to persons who are employees of the Company and/or its subsidiaries.

     (e) Option Agreements. If an Option Agreement is not executed and delivered by the Optionee and a duly authorized officer of the Company within 30 days after the date of grant of the subject Options, such Options will be deemed cancelled and of no effect.

5.   Shares Reserved for Options.

     (a) Limit on Grants to Eligible Participants . The aggregate number of shares of Option Stock that may be issued pursuant to the exercise of Options granted under this Plan shall not exceed Two million, Nine Hundred Thousand (2,900,000) (the "Option Pool"). Shares of Option Stock that would have been issuable pursuant to Options, but that are no longer issuable because all or part of those Options have terminated or expired, will be deemed not to have been issued for purposes of computing the number of shares of Option Stock remaining in the Option Pool and available for issuance. The maximum number of shares of Stock that may be covered by Options granted to any Eligible Participant during the term of the Plan is 280,000.

6. Terms of Stock Option Agreements. Each Option granted pursuant to this Plan will be evidenced by an agreement (an "Option Agreement") between the Company and the person to whom such Option is granted, in form and substance satisfactory to the Committee in its sole discretion, consistent with this Plan. Without limiting the foregoing, each Option Agreement (unless otherwise stated therein) will be deemed to include the following terms and conditions:

     (a) Covenants of Optionee. At the discretion of the Committee, the person to whom an Option is granted hereunder, as a condition to the granting of the Option, must execute and deliver to the Company a confidential information agreement approved by the Committee. Nothing contained in this Plan, any Option Agreement or in any other agreement executed in connection with the granting of an Option under


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                                                                              15
         this Plan will confer upon any Optionee any right with respect to the continuation of his or her status as an employee of, consultant or independent contractor to, or director of, the Company or its subsidiaries.

     (b) Vesting Periods. Except as otherwise provided herein, each Option Agreement may specify the period or periods of time within which each Option or portion thereof will first become exercisable (the "Vesting Period") with respect to the total number of shares of Option Stock called for thereunder (the "Total Award Option Stock"). Such Vesting Periods will be fixed by the Committee in its discretion, and may be accelerated or shortened by the Committee in its discretion.

     (c) Exercise of the Option.

         (i) Mechanics and Notice. An Option may be exercised to the extent exercisable (1) by giving written notice of exercise to the Company, specifying the number of full shares of Option Stock to be purchased and accompanied by full payment of the Option Price thereof and the amount of withholding taxes pursuant to subsection 6(c)(ii) below; and (2) by giving assurances satisfactory to the Company that the shares of Option Stock to be purchased upon such exercise are being purchased for investment and not with a view to resale in connection with any distribution of such shares in violation of the 1933 Act; provided, however, that in the event the Option Stock called for under the Option is registered under the 1933 Act, or in the event resale of such Option Stock without such registration would otherwise be permissible, this second condition will be inoperative if, in the opinion of counsel for the Company, such condition is not required under the 1933 Act, or any other applicable law, regulation or rule of any governmental agency.

         (ii) Withholding Taxes. As a condition to the issuance of the shares of Option Stock upon full or partial exercise of an Option granted under this Plan, the Optionee will pay to the Company in cash, or in such other form as the Committee may determine in its discretion, the amount of the Company's tax withholding liability (if any) required in connection with such exercise. For purposes of this subsection 6(c)(ii), "tax withholding liability" will mean all federal, provincial and state income taxes, social security tax, and any other taxes applicable to the compensation income arising from the transaction required by applicable law to be withheld by the Company.

     (d) Payment of Option Price. Each Option Agreement will specify the Option Price with respect to the exercise of the Option thereunder, to be fixed by the Committee in its discretion, but in no event will the Option Price for an ISO granted hereunder be less than the Fair Market Value (or, in case the Optionee is a 10% Stockholder, one hundred ten percent (110%) of such Fair Market Value) of the Option Stock at the time such ISO is granted, and in no event will the Option Price for an NSO granted hereunder be less than the 85% of Fair Market Value. The Option Price will be payable to the Company in United States dollars in cash or by check or, such other legal consideration as may be approved by the Committee, in its discretion.

         (i) For example, the Committee, in its discretion, may permit a particular Optionee to pay all or a portion of the Option Price, and/or the tax withholding liability set forth in subsection 6(c)(ii) above, with respect to the exercise of an Option either by surrendering shares of Stock already owned by such Optionee or by withholding shares of Option Stock, provided that the Committee determines that the fair market value of such surrendered Stock or withheld Option Stock is equal to the corresponding portion of such Option Price and/or tax withholding liability, as the case may be, to be paid for therewith.

         (ii) If the Committee permits an Optionee to pay any portion of the Option Price and/or tax withholding liability with shares of Stock with respect to the exercise of an Option (the "Underlying Option") as provided in subsection 6(d)(i) above, then the Committee, in its discretion, may grant to such Optionee (but only if Optionee remains an Eligible Participant at that time) additional NSOs, the number of shares of Option Stock called for thereunder to be equal to all or a portion of the Stock so surrendered or withheld (a "Replacement Option"). Each Replacement Option will be evidenced by an Option Agreement. Unless otherwise set forth therein, each Replacement Option will be immediately exercisable upon such grant (without any Vesting Period) and will be coterminous with the Underlying


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                                                                              16

         Option. The Committee, in its sole discretion, may establish such other terms and conditions for Replacement Options as it deems appropriate.

     (e) Termination of the Option. Except as otherwise provided herein, each Option Agreement will specify the period of time, to be fixed by the Committee in its discretion, during which the Option granted therein will be exercisable, not to exceed ten years from the date of grant in the case of an ISO (the "Option Period"); provided that the Option Period will not exceed five years from the date of grant in the case of an ISO granted to a 10% Stockholder. To the extent not previously exercised, each Option will terminate upon the expiration of the Option Period specified in the Option Agreement; provided, however, that, except as otherwise provided in an Option Agreement, each such Option will terminate, if earlier:

         (i) ninety days after the date that the Optionee ceases to be an Eligible Participant for any reason, other than by reason of death or disability or a Just Cause Termination;

         (ii) twelve months after the date that the Optionee ceases to be an Eligible Participant by reason of such person's death or disability; or

         (iii) immediately as of the date that the Optionee ceases to be an Eligible Participant by reason of a Just Cause Termination.

     (f) Options Nontransferable. Except as otherwise provided in an Option Agreement, Options will not be transferable by the Optionee otherwise than by will or the laws of descent and distribution, or in the case of an NSO, pursuant to a QDRO. During the lifetime of the Optionee, the Option will be exercisable only by him or her, or the transferee of an NSO if it was transferred pursuant to a QDRO.

     (g) Qualification of Stock. The right to exercise an Option will be further subject to the requirement that if at any time the Board determines, in its discretion, that the listing, registration or qualification of the shares of Option Stock called for thereunder upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority, is necessary or desirable as a condition of or in connection with the granting of such Option or the purchase of shares of Option Stock thereunder, the Option may not be exercised, in whole or in part, unless and until such listing, registration, qualification, consent or approval is effected or obtained free of any conditions not acceptable to the Board, in its discretion.

     (h) Additional Restrictions on Transfer. By accepting Options and/or Option Stock under this Plan, the Optionee will be deemed to represent, warrant and agree as follows:

         (i) Investment Intent. Unless a registration statement is in effect with respect to the sale of Option Stock obtained through exercise of Options granted hereunder (which the Company is under no obligation to effect): (1) the shares of Option Stock have not been registered under the 1933 Act, and that such shares are not freely tradeable and must be held indefinitely unless an exemption from such registration is available; (2) upon exercise of any Option, the Optionee will purchase the Option Stock for his or her own account and not with a view to distribution within the meaning of the 1933 Act, other than as may be effected in compliance with the 1933 Act and the rules and regulations promulgated thereunder; (3) no one else will have any beneficial interest in the Option Stock; and (4) he or she has no present intention of disposing of the Option Stock at any particular time.

         (ii) Other Applicable Laws. The Optionee further understands that Transfer of the Option Stock requires full compliance with the provisions of all applicable laws.

     (i) Compliance with Law. Notwithstanding any other provision of this Plan, Options may be granted pursuant to this Plan, and Option Stock may be issued pursuant to the exercise thereof by an Optionee, only after there has been compliance with all applicable federal, provincial and state securities laws, and all of the same will be subject to this overriding condition. The Company will not be required to register or qualify Option Stock with the Securities and Exchange Commission or any State agency, except that the Company will register with, or as required by local law, file for and secure an exemption from such registration


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                                                                              17
         requirements from, the applicable securities administrator and other officials of each jurisdiction in which an Eligible Participant would be granted an Option hereunder prior to such grant.

     (j) Stock Certificates. Certificates representing the Option Stock issued pursuant to the exercise of Options will bear all legends required by law and necessary to effectuate this Plan's provisions. The Company may place a "stop transfer" order against shares of the Option Stock until all restrictions and conditions set forth in this Plan and in the legends referred to in this section 6(k) have been complied with.

     (k) Notices. Any notice to be given to the Company under the terms of an Option Agreement will be addressed to the Company at its principal executive office, Attention: Corporate Secretary, or at such other address as the Company may designate in writing. Any notice to be given to an Optionee will be addressed to the Optionee at the address provided to the Company by the Optionee. Any such notice will be deemed to have been duly given if and when enclosed in a properly sealed envelope, addressed as aforesaid, registered and deposited, postage and registry fee prepaid, in a post office or branch post office regularly maintained by the United States Government or the Canadian Government.

     (l) Adjustments Upon Changes in Stock. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Stock or other securities of the Company, issuance of warrants or other rights to purchase Stock or other securities of the Company or other similar corporate transaction or event affects the interest in the Company represented by the Option Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Option Stock (or other securities or other property) which thereafter may be made the subject of grants under the Plan and Eligible Participants under Section 5(a) hereof, (ii) the number and type of Option Stock (or other securities or other property) subject to outstanding grants, (iii) the purchase or exercise price with respect to any grant; and (iv) any other rights and matters determined on a personal basis under this Plan or any Option Agreement, provided, however, that the number of shares of Option Stock covered by any grant or to which such grant relates shall always be a whole number. Any such adjustments hereunder will be made only by the Committee, in all events in accordance with Section 424 of the Code, and when so made will be effective, conclusive and binding for all purposes with respect to this Plan and all Options then outstanding. No such adjustments will be required by reason of the issuance or sale by the Company for cash or other consideration of additional shares of Stock or securities convertible into or exchangeable for shares of Stock.

     (m) Other Provisions. The Option Agreement may contain such other terms, provisions and conditions, including such special forfeiture conditions, rights of repurchase, rights of first refusal and other restrictions on Transfer of Option Stock issued upon exercise of any Options granted hereunder, not inconsistent with this Plan, as may be determined by the Committee in its sole discretion.

7. Proceeds from Sale of Stock. Cash proceeds from the sale of shares of Option Stock issued from time to time upon the exercise of Options granted pursuant to this Plan will be added to the general funds of the Company and as such will be used from time to time for general corporate purposes.

8. Modification, Extension and Renewal of Options. Subject to the terms and conditions and within the limitations of this Plan, the Committee may modify, extend or renew outstanding Options granted under this Plan, or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, however, no modification of any Option will, without the consent of the holder of the Option, alter or impair any rights or obligations under any Option theretofore granted under this Plan.

9. Amendment and Discontinuance. The Board may amend, suspend or discontinue this Plan at any time or from time to time; provided that no action of the Board will cause ISOs granted under this Plan not to comply with Section 422 of the Code unless the Board specifically declares such action to be made for that purpose and provided further that no such action may, without the approval of the stockholders of the Company, materially


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                                                                              18
     increase (other than by reason of an adjustment pursuant to section 5(b) hereof) the maximum aggregate number of shares of Option Stock in the Option Pool that may be issued under Options granted pursuant to this Plan or materially increase the benefits accruing to Plan participants or materially modify eligibility requirements for the participants. Moreover, no such action may alter or impair any Option previously granted under this Plan without the consent of the holder of such Option.

10. Copies of Plan. A copy of this Plan will be delivered to each Optionee at or before the time he or she executes an Option Agreement.

                                      * * *







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                                                                              19

                                      PROXY
                       for Annual Meeting of Shareholders
                                  July 17, 2000
                  Solicited on behalf of the Board of Directors

                                SUMMEDIA.COM INC.

         The undersigned hereby constitutes and appoints Grant M. Peterson and John E. Veltheer, and each of them with full power to act alone, as attorneys-in-fact and proxies of the undersigned, with full power of substitution for and in the name, place and stead of the undersigned to appear at the Annual Meeting of Shareholders of SUMmedia.com Inc. (the "Company"), to be held on the 17th day of July, 2000, and at any postponement or adjournment thereof, and to vote all of the shares of Common Stock of the Company which the undersigned is entitled to vote, with all the powers and authority the undersigned would possess if personally present. The undersigned directs that this proxy be voted as indicated on the reverse side of this proxy. The proxy agents present and acting in person or by their substitute (or, if only one is present and acting, then that one) may exercise all the powers conferred by this proxy.

                  (To be Completed and Signed on Reverse Side)

|X| Please mark your votes as in this example.

1. Election of the list of nominees listed below as directors of the company to serve for terms expiring upon the annual meeting of shareholders in 2001 for Class III directors, in 2002 for Class II directors and in 2003 for Class I directors or until their respective successors shall have been duly elected and qualified.

         Class I Nominees:          Grant M. Petersen         John E. Veltheer

         Class II Nominees:         Arvid C. Petersen         Philip Kunsberg

         Class III Nominees:        Frank Palmer              Johnson Chan              Derrick Bulawa

         ____     For all nominees listed (except as          ____     Withhold authority to vote for
                  marked to the contrary below).                       nominees.

     To withhold authority to vote for any individual nominee or nominees, write the name of the nominee or nominees on the space provided below.

         --------------------------------------

2. Ratification of the selection by the Board of Directors of PricewaterhouseCoopers LLP as the Company's independent accountants for the Fiscal Year ending December 31, 2000.


                                    -----                    ------                    -------
                                    For                      Against                   Abstain

3.   Approval of the Company's 1999 Stock Option Plan


                                    -----                    ------                    -------
                                    For                      Against                   Abstain

4. In their discretion, to transact such other business as may properly come before this meeting or any postponement or adjournment thereof.

This proxy, when properly executed, will be voted as directed. The Board of Directors recommends a vote FOR all nominees listed in Item 1 and FOR the proposals listed in Items 2 and 3. If no directions to the contrary are indicated, the persons named herein intend to vote FOR the election of the named nominees for director, FOR the ratification of PricewaterhouseCoopers LLP as the Company's independent accountants for the current fiscal year, and FOR the approval of the Company's 1999 Stock Option Plan.

PLEASE DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

The undersigned hereby acknowledges receipt of the Company's 1999 Annual Report to Shareholders, Notice of the Company's 2000 Annual Meeting of Shareholders and the Proxy Statement relating thereto.

NAME                                         DATE
    --------------------------------------        ---------------------------

                         (Joint Shareholders Sign Below)


NAME                                         DATE
    --------------------------------------        ---------------------------

INSTRUCTION: Please sign above personally. Signature of the shareholder(s) should correspond exactly with the name(s) in which the shares are registered. If the shares are registered in more than one name, each joint owner or fiduciary should sign personally. Only authorized officers can sign for a corporation.